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                               EXHIBIT (5)(c)(1)

                        FORM OF INDIVIDUAL APPLICATION
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issued by:  Transamerica Life Insurance Company
            ("Transamerica Life Insurance Company")
            A Transamerica Company
            4333 Edgewood road N.E.
            Cedar Rapids, IA 52499-0001
Mail the application and a check:
            Transamerica Life Insurance Company
            Attn: Variable Annuity Dept.

                                   [LOGO OF TRANSAMERICA LIFE INSURANCE COMPANY]


                          VARIABLE ANNUITY APPLICATION

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
1. OWNER  If no annuitant is specified in #2, the Owner will be            JOINT OWNER(S)
the annuitant. In the event the owner is a trust, please provide verification of trustees. Trustee certificate in forms booklet.

Last Name                                                                  Last Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]                     [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

First Name                                                                 First Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]                     [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Address                                                                    Address

------------------------------------------------------                     ------------------------------------------------------
Street                                                                     Street

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City                      State            Zip                             City                      State            Zip

Phone_________________ SS#/TIN [_][_][_]-[_][_]-[_][_][_]                  Phone______________ SS#/TIN [_][_][_]-[_][_]-[_][_][_]

[_] Male  [_] Female  Birthdate[_][_]-[_][_]-[_][_][_][_]                  [_] Male  [_] Female  Birthdate[_][_]-[_][_]-[_][_][_][_]
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2. ANNUITANT  Complete only if different from Owner.                       Address

Last Name                                                                  ------------------------------------------------------
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]                     Street

First Name                                                                 ------------------------------------------------------
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]                     City                      State            Zip

Relationship to Owner                                                      Phone______________ SS#/TIN [_][_][_]-[_][_]-[_][_][_]
                     ---------------------------------
                                                                           [_] Male  [_] Female  Birthdate[_][_]-[_][_]-[_][_][_][_]
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3. BENEFICIARY(IES)

Primary_______________________________________________  Relationship to Annuitant:___________________________________  ________ %

Primary_______________________________________________  Relationship to Annuitant:___________________________________  ________ %

Contingent:___________________________________________  Relationship to Annuitant:___________________________________  ________ %

Contingent:___________________________________________  Relationship to Annuitant:___________________________________  ________ %
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4. TYPE OF ANNUITY

[_] Non-qualified      Qualified Types:  [_]  IRA    [_]  ROTH IRA   [_]  SEP/IRA   [_]  403(b)   [_]  Keogh    [_]  Roth Conversion
                                         [_]  Other_______________________________________________

IRA / SEP / ROTH IRA

$_________________ Contribution for tax year ________________                   ROTH IRA Rollover
$_________________ Trustee to Trustee Transfer                                  [_][_]-[_][_]-[_][_][_][_]  Date first established
$_________________ Rollover from     [_]  IRA    [_]  403(b)   [_]  Pension                                 or date of conversion
                   [_]  Other _____________________________________________     $_______________________    Portion previously taxed
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5. FAMILY INCOME PROTECTOR  Please complete.

Family Income Protector Option:     [_]  Yes (Available at an additional cost, see prospectus)    [_]  No
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6. MINIMUM DEATH BENEFIT   Select one if owner(s) & annuitant are          7. REPLACEMENT INFORMATION
                           age 84 or under.* If no selection
                           then Return of Premium will apply.

Your selection cannot be changed after the policy has been issued.         Will this annuity replace or change any existing annuity
[_]  5% Annually Compounding Death Benefit to age 81 (only if              or life insurance?
     owner(s) and annuitant are under age 81 at time of purchase.)         [_]  No      [_]  Yes (If Yes, complete the following)
     Annual M&E risk fee and administrative charge is 1.85%

[_]  Annual Step-Up Death Benefit (only if owner(s) and                    Company_______________________________________________
     annuitant are under age 81 at time of purchase.)
     Annual M&E risk fee and administrative charge is 1.85%                Policy No.____________________________________________

[_]  Return of Premium Death Benefit
     Annual M&E risk fee and administrative charge is 1.70%

*(If owner(s) or annuitant is age 85 or older on the policy date, there is no guaranteed minimum death benefit option to be elected.)
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
8. ALLOCATION OF PREMIUM PAYMENTS   Please fill in selected funds and fixed account. The initial premium will be allocated as selected here. If Dollar Cost Averaging also complete section 9.
   Initial Premium $__________________ Make check payable to Transamerica Life Insurance Company.
   Following is authorized to make telephone transfer requests (check one only):
   [_]  Owner(s) only, or       [_]  Owner(s) and Owner's Registered Representative___________________________

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                                                      VARIABLE OPTIONS
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PORTFOLIO                                       INITIAL       DCA       PORTFOLIO                                INITIAL       DCA
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Alger Aggressive Growth                                                 Goldman Sachs Growth
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Alliance Growth & Income Portfolio                                      Great Companies - America(SM)
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Alliance Premier Growth Portfolio                                       Great Companies - Global/2/
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American Century Income & Growth                                        Great Companies - Technology (SM)
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American Century International                                          Janus Aspen - Aggressive Growth Portfolio
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Capital Guardian Global Portfolio                                       Janus Aspen - Strategic Value Portfolio
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Capital Guardian U.S. Equity Portfolio                                  Janus Aspen - Worldwide Growth Portfolio
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Capital Guardian Value Portfolio                                        Jennison Growth Portfolio
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Dreyfus Small Cap Value Portfolio                                       NWQ Value Equity
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Dreyfus U.S. Government Securities Portfolio                            Pilgrim Baxter Mid Cap Growth
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Endeavor Asset Allocation Portfolio                                     Salomon All Cap
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Endeavor Enhanced Index Portfolio                                       Transamerica VIF Growth Portfolio
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Endeavor High Yield Portfolio                                           Transamerica VIF Small Company Portfolio
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Endeavor Janus Growth Portfolio                                         T. Rowe Price Dividend Growth
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Endeavor Money Market Portfolio                                         T. Rowe Price Equity Income Portfolio
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Fidelity - VIP Equity-Income Portfolio                                  T. Rowe Price Growth Stock Portfolio
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Fidelity - VIP Growth Portfolio                                         T. Rowe Price International Stock Portfolio
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Fidelity - VIP II Contrafund(R) Portfolio                               T. Rowe Price Small Cap
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Fidelity - VIP III Growth Opportunities Portfolio                       Van Kampen Emerging Growth
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Fidelity - VIP III Mid Cap Portfolio
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Gabelli Global Growth
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                                                            FIXED OPTIONS
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 . Policy values when allocated to any of the             Dollar Cost averaging Account                             .0%
Variable Options are not guaranteed as to fixed          ---------------------------------------------------------------------------
dollar amount.                                             (Must complete DCA allocation above and section 9.)     .0%
                                                         ---------------------------------------------------------------------------
 . When funds are allocated to Fixed Account              1 Year Guarantee Period                                   .0%
Guarantee Periods, policy values under policy            ---------------------------------------------------------------------------
may increase or decrease in accordance with              3 Year Guarantee Period                                   .0%
Excess Interest Adjustment prior to the end of           ---------------------------------------------------------------------------
Guarantee Period.                                        5 Year Guarantee Period                                   .0%
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                                                            TOTAL VARIABLE AND FIXED                               100%        100%
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9.   DOLLAR COST AVERAGING PROGRAM      Must complete DCA Allocation in Section 8. Authorized by Owner signature in Section 10.
                                        [_]  DCA Fixed                 FREQUENCY OPTIONS:  _____ Monthly Transfers (6 min., 24 max.)
     TRANSFER FROM:             [_]  Money Market      [_]  U.S. Gov't Securities          _____ Quarterly (4 min., 8 max.)
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10.  SIGNATURE(S) OF AUTHORIZATION ACCEPTANCE

 .  Unless I have notified the Company of a community or marital property interest in this policy, the Company will rely on good faith belief that no such interest exists and will assume no responsibility for inquiry.
 .  To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.
 .  I(we) am in receipt of a current prospectus for this variable annuity.
 .  This application is subject to acceptance by Transamerica Life Insurance Company. If this application is rejected for any reason, Transamerica Life Insurance Company will be liable only for return of premiums paid.
[_] Check here if you want to be sent a copy of Statement of Additional Information.
I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE SUITABLE FOR MY NEEDS.

Signed at:   City_________________________________________________State_________________________________Date_______________________

Owner(s)______________________________________________Joint Owner(s)_______________________________________________________________

Annuitant (if not Owner)___________________________________________________________________________________________________________
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11. AGENT INFORMATION

  Do you have any reason to believe the annuity applied for will replace or change any existing annuity or life insurance?
                                                                                                                   [_]  No  [_]  Yes
  I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS COVERAGE IS SUITABLE FOR HIS/HER NEED.

  Registered Re/Licensed Agent Name (please print):_____________________________Signature__________________________________________

  Phone___________________________________-SS# / TIN_______________________________________________________________________________

  Firm Name _______________________________________________________________________________________________________________________

  Firm Address_____________________________________________________________________________________________________________________

For Registered Representative Use Only - Contact your home office for program information.  [_] Option A [_] Option B [_] Option C
                                                                                           (Once selected program cannot be changed)
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